                  TS&W / CLAYMORE TAX-ADVANTAGED BALANCED FUND

                            15,000,000 COMMON SHARES


                                $15.00 PER SHARE
                                ----------------

                      STATEMENT OF ADDITIONAL INFORMATION


    TS&W / Claymore Tax-Advantaged Balanced Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income.



    This Statement of Additional Information ("SAI") is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated April 27, 2004 (the "Prospectus"). Investors should obtain and read the Prospectus prior to purchasing common shares. A copy of the Prospectus may be obtained without charge, by calling the Fund at (800) 345-7999. This SAI incorporates by reference the entire Prospectus.


    The Prospectus and this SAI omit certain of the information contained in the registration statement filed with the Securities and Exchange Commission, Washington, D.C. The registration statement may be obtained from the Securities and Exchange Commission (the "SEC") upon payment of the fee prescribed, or inspected at the SEC's office or via its website (www.sec.gov) at no charge.

                               TABLE OF CONTENTS

                                                                PAGE
The Fund....................................................       1

Investment Objective and Policies...........................       1

Investment Restrictions.....................................      14

Management of the Fund......................................      17

Portfolio Transactions......................................      24

Portfolio Turnover..........................................      25

Taxation....................................................      25

General Information.........................................      33

Appendix A--Ratings of Investments..........................     A-1

Appendix B--Proxy Voting Procedures.........................     B-1

Report of Independent Auditors..............................    FS-1

Financial Statements for Fund...............................    FS-2


       THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED APRIL 27, 2004.

                                    THE FUND


    The Fund is a newly organized, diversified, closed-end management investment company organized under the laws of the State of Delaware. The Fund's common shares of beneficial interest, par value $0.01 (the "Common Shares"), have been approved for listing on the New York Stock Exchange, subject to notice of issuance, under the trading or "ticker" symbol "TYW." Claymore Advisors, LLC (the "Investment Adviser") serves as the investment adviser of the Fund. The Investment Adviser has retained Thompson, Siegel & Walmsley, Inc. (the "Investment Sub-Adviser") to act as the investment sub-adviser for the portion of the Fund's assets allocated to equity and income securities.


                       INVESTMENT OBJECTIVE AND POLICIES

ADDITIONAL INVESTMENT POLICIES


    The following information supplements the discussion of the Fund's investment objective, policies and techniques that are described in the Prospectus. The Fund may make the following investments, among others, some of which are part of its principal investment strategies and some of which are not. The principal risks of the Fund's principal strategies are discussed in the Prospectus. The Fund is not required to buy all of the types of securities or use all of the investment techniques that are described, but has the flexibility to do so.



    Under normal market conditions, the Fund invests in a portfolio consisting primarily of (i) debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax ("municipal securities") and (ii) common stocks and preferred securities ("equity securities") that pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed at a maximum rate of 15% ("tax-qualified dividends"). The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities (the "Municipal Securities Portfolio"). The Fund invests at least 40%, and may invest up to 50%, of its total assets in equity securities and other income securities (the "Equity and Income Securities Portfolio"). In connection with the foregoing policy, in normal market conditions the Fund will invest at least 25% of its total assets in equity securities. Under normal market conditions, the Fund will invest at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income. Investments in equity securities that do not qualify to pay tax-qualified dividends and non-municipal debt securities are not a principal investment strategy. The Fund is not limited in the types of equity and other securities in which it may invest.


    The Fund's total return will consist of a combination of (i) interest income exempt from regular U.S. federal income tax ("tax-exempt income"),
(ii) tax-qualified dividends, (iii) capital appreciation and (iv) other taxable income. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of tax-qualified dividends or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income. Only the portion of a distribution from the Fund derived from tax-exempt income will be exempt from regular U.S. federal income tax. Consequently, the Fund seeks to achieve its objective of a high level of after-tax return by investing in a combination of assets producing a yield that is favorable on an after-tax basis and which also offers the potential for capital appreciation through participation in the equity markets. Distributions from sources other than interest income from the Fund's portfolio of municipal securities, including capital gain distributions, are not exempt from regular U.S. federal income tax.

MUNICIPAL OBLIGATIONS

    MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer's receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include tax anticipation notes, revenue anticipation notes, bond anticipation notes, tax and revenue anticipation notes, construction loan notes, bank notes and commercial paper.

    - Tax Anticipation Notes ("TANs") are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

    - Revenue Anticipation Notes ("RANs") are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.


    - Bond Anticipation Notes ("BANs") are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.



    - Tax and Revenue Anticipation Notes combine the funding sources of both tax anticipation notes and revenue anticipation notes.


    - Construction Loan Notes are sold to provide construction financing. Mortgage notes insured by the Federal Housing Authority secure these notes; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default.

    - Bank Notes are notes issued by local government bodies and agencies, such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working capital or capital project needs. These notes have risks similar to the risks associated with TANs and RANs.


    - Tax-Exempt Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Payment of principal and interest on issues of tax-exempt commercial paper may be made from various sources, to the extent the funds are available therefrom. Maturities of tax-exempt commercial paper generally will be shorter that the maturities of TANs, BANs or RANs. There is a limited secondary marked for issues of tax-exempt commercial paper.


    Certain municipal bonds carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt market index. While the various types of notes described above as a group currently represent the major portion of the tax-exempt note market, other types of notes are or may become available in the marketplace and the Fund may invest in such other types of notes to the extent permitted under its investment objectives, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.


    MUNICIPAL BONDS WITH CREDIT ENHANCEMENTS. The Fund may invest in municipal bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements ("SBPAs"). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying municipal bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, non-governmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. The insurance only entitles the Fund to receive the face or par value of the securities held by the Fund. The insurance does not guarantee the market value of the municipal securities or the value of the shares of the Fund. The Fund may utilize new issue or secondary market insurance. A bond issuer who wishes to increase the credit rating of a security purchases a new issue insurance policy. By paying a premium and meeting the insurer's underwriting standards, the bond issuer is able to obtain a high credit rating (usually, Aaa from Moody's Investors Service, Inc. ("Moody's") or AAA from Standard & Poor's Ratings Group ("S&P")) for the issued security. Such insurance is likely to increase the purchase price and resale value of the security. New issue insurance policies are non-cancelable and continue in force as long as the bonds are outstanding. A secondary market insurance policy is purchased by an investor subsequent to a bond's original issuance and generally insures a particular bond for the remainder of its term. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be re-marketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.


    ZERO-COUPON BONDS AND STEP-UPS. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligations. Like zero-coupon bonds, "step-up" bonds pay no interest initially but eventually begin to pay a coupon rate prior to maturity, which rate may increase at stated intervals during the life of the security. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero-coupon bonds and step-ups generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), an investment company, such as the Fund, must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero-coupon bonds and step-ups. Because the Fund will not on a current basis receive cash payments from the issuer of these securities in respect of any accrued original issue discount, in some years the Fund may have to distribute cash obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell securities at such time. Under many market conditions, investments in zero-coupon bonds and step-ups may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

    STRUCTURED NOTES AND HYBRID INSTRUMENTS. The Fund may invest in "structured" notes, which are debt obligations the principal and/or interest on which is determined by reference to the performance of a benchmark asset, market or interest rate, such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets, such as indices reflecting taxable and tax-exempt bonds. Depending on the terms of the note, the Fund may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. The Fund currently intends that any use of structured notes will be for the purpose of reducing the interest rate sensitivity of the Fund's portfolio (and, thereby, decreasing the Fund's exposure to interest rate risk) and, in any event, that the interest income on the notes will normally be exempt from regular federal income tax. Like other sophisticated strategies, the Fund's use of the structured notes may not work as intended; for example, the change in the value of structured notes may not match very closely the change in the value of the bonds that the structured notes were purchased to hedge.

    The Fund may invest in other types of "hybrid" instruments that combine the characteristics of securities, futures, and options. For example, the principal amount or interest of a hybrid could be tied (positively or negatively) to the price of some securities index or another interest rate (each a "benchmark"). The interest rate or (unlike many debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment goals, including duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events that cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes the Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.

DEBT SECURITIES SELECTION--EQUITY AND INCOME SECURITIES PORTFOLIO

    In selecting fixed income securities for the Equity and Income Securities Portfolio, the Investment Sub-Adviser, gives primary consideration to the Fund's investment objective, the attractiveness of the market for debt securities given the Investment Sub-Adviser's outlook for the equity markets and the Fund's liquidity requirements. The Investment Sub-Adviser selects individual securities based on broad economic factors and issuer specific factors including the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification.

CONVERTIBLE DEBT SECURITIES

    The Fund may invest in convertible debt securities, which are debt obligations convertible at a stated exchange rate or formula into common stock or other equity securities of or owned by the issuer. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock. As with all debt securities, the market values of convertible securities tend to increase when interest rates decline and, conversely, tend to decline when interest rates increase. Income payments received by the Fund on convertible debt securities will not be eligible for treatment as tax-qualified dividends.

DEBT SECURITIES RATING CRITERIA


    Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. Debt securities rated BBB are considered medium grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal. If the rating of an investment grade debt security falls below investment grade, the Investment Adviser or Investment Sub-Adviser, as applicable, will consider if any action is appropriate in light of the Fund's investment objective and policies.


    Below investment grade debt securities are those rated "BB" and below by Standard & Poor's or the equivalent rating of other nationally recognized statistical rating organizations. See Appendix A for a description of rating categories.

    Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of high yield securities outstanding has proliferated as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on the Fund's net asset value to the extent that it invests in such securities. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

    The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

    Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which the Fund may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

    Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Investment Sub-Adviser will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

U.S. GOVERNMENT SECURITIES

    U.S. government securities in which the Fund may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association ("FNMA"), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency's obligations, such as securities of the FNMA; or
(iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

    U.S. government securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. government securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. government securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forgo the purchase of additional income producing assets with these Funds. Zero coupon U.S. government securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

WARRANTS AND STOCK PURCHASE RIGHTS

    The Fund may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holders to purchase, and they do not represent any rights in the assets of the issuer.

    The Fund may also invest in stock purchase rights. Stock purchase rights are instruments, frequently distributed to an issuer's shareholders as a dividend, that entitle the holder to purchase a specific number of shares of common stock on a specific date or during a specific period of time. The exercise price on the rights is normally at a discount from market value of the common stock at the time of distribution. The rights do not carry with them the right to dividends or to vote and may or may not be transferable. Stock purchase rights are frequently used outside of the United States as a means of raising additional capital from an issuer's current shareholders.

    As a result, an investment in warrants or stock purchase rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or a stock purchase right does not necessarily change with the value of the underlying securities, and warrants and stock purchase rights expire worthless if they are not exercised on or prior to their expiration date.

WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT TRANSACTIONS

    The Fund may purchase and sell securities, including U.S. government securities, on a when-issued, delayed delivery or forward commitment basis. Typically, no income accrues on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated. See "Asset Segregation."

    When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund's other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

    When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

SHORT SALES AGAINST THE BOX

    The Fund may sell securities short "against the box." A short sale involves the Fund borrowing securities from a broker and selling the borrowed securities. The Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Fund at all times owns an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. The Fund intends to use short sales against the box to hedge. For example, when the Fund believes that the price of a current portfolio security may decline, the Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.

    If the Fund effects a short sale against the box at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding certain tax consequences of effecting short sales may limit the extent to which

    The Fund may make short sales against the box. Dividends received by the Fund on securities with respect to which the Fund is obligated to make related payments with respect to positions in substantially similar or related property pursuant to short sales will not be eligible for treatment as tax-qualified dividends.

ASSET SEGREGATION

    The Investment Company Act of 1940, as amended (the "1940 Act") requires that the Fund segregate assets in connection with certain types of transactions that may have the effect of leveraging the Fund's portfolio. If the Fund enters into a transaction requiring segregation, such as a forward commitment, the custodian or the Investment Adviser will segregate liquid assets in an amount required to comply with the 1940 Act. Such segregated assets will be valued at market daily. If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act, additional liquid assets will be segregated.

INTEREST RATE AND HEDGING TRANSACTIONS

    INTEREST RATE SWAPS, COLLARS, CAPS AND FLOORS. In order to hedge the value of the Fund's portfolio against interest rate fluctuations or to enhance the Fund's income, the Fund may, but is not required to, enter into various interest rate transactions such as interest rate swaps and the purchase or sale of interest rate caps and floors. To the extent that the Fund enters into these transactions, the Fund expects to do so primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions primarily as a hedge and not as a speculative investment. However, the Fund also may invest in interest rate swaps to enhance income or to increase the Fund's yield, for example, during periods of steep interest rate yield curves (I.E., wide differences between short-term and long-term interest rates). The Fund is not required to hedge its portfolio and may choose not to do so. The Fund cannot guarantee that any hedging strategies it uses will work.

    In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest (E.G., an exchange of fixed rate payments for floating rate payments). For example, if the Fund holds a debt instrument with an interest rate that is reset only once each year, it may swap the right to receive interest at this fixed rate for the right to receive interest at a rate that is reset every week. This would enable the Fund to offset a decline in the value of the debt instrument due to rising interest rates but would also limit its ability to benefit from falling interest rates. Conversely, if the Fund holds a debt instrument with an interest rate that is reset every week and it would like to lock in what it believes to be a high interest rate for one year, it may swap the right to receive interest at this variable weekly rate for the right to receive interest at a rate that is fixed for one year. Such a swap would protect the Fund from a reduction in yield due to falling interest rates and may permit the Fund to enhance its income through the positive differential between one week and one year interest rates, but would preclude it from taking full advantage of rising interest rates.

    The Fund usually will enter into interest rate swaps on a net basis (I.E., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and an amount of cash or liquid instruments having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the interest rate swap transaction is entered into on other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis, and the full amount of the Fund's obligations will be maintained in a segregated account by the Fund's custodian.

    The Fund also may engage in interest rate transactions in the form of purchasing or selling interest rate caps or floors. The Fund will not sell interest rate caps or floors that it does not own. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest equal to the difference of the index and the predetermined rate on a notional principal amount (I.E., the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling such interest rate floor. The Fund will not enter into caps or floors if, on a net basis, the aggregate notional principal amount with respect to such agreements exceeds the net assets of the Fund.

    Typically, the parties with which the Fund will enter into interest rate transactions will be broker-dealers and other financial institutions. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with other similar instruments traded in the interbank market. Caps and floors, however, are less liquid than swaps. Certain federal income tax requirements may limit the Fund's ability to engage in interest rate swaps.

CREDIT DEFAULT SWAP AGREEMENTS

    The Fund may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.


    Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties who are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should an event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage described under "Risk factors--Leverage" and "Leverage" in the Prospectus since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.


    If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the Internal Revenue Service (the "IRS") were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

    The Fund may in the future employ new or additional investment strategies and hedging instruments if those strategies and instruments are consistent with the Fund's investment objective and are permissible under applicable regulations governing the Fund.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

    To hedge against changes in interest rates or securities prices or to seek to increase total return, the Fund may purchase and sell various kinds of futures contracts, and purchase and write (sell) call and put options on any of such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices and other financial instruments and indices. The Fund will engage in futures and related options transactions for bona fide hedging and non-hedging purposes as described below. All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC").

    FUTURES CONTRACTS. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

    When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

    Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

    HEDGING STRATEGIES. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategies. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

    On other occasions, the Fund may take a "long" position by purchasing futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the market to be less favorable than prices that are currently available.

    OPTIONS ON FUTURES CONTRACTS. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

    The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract (if the option is exercised), which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium that may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract (if the option is exercised) that may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

    The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

    OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions only for bona fide hedging or non-hedging purposes in accordance with CFTC regulations, which permit principals of an investment company registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which the Fund expects to purchase. Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes--I.E., futures contracts will be sold to protect against a decline in the price of that the Fund owns, or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

    As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing non-hedging futures contracts and premiums paid for options on futures entered into for non-hedging purposes (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's total assets. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company for federal income tax purposes.

    Futures contracts and related options involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities, require the Fund to segregate assets to cover such contracts and options.

    While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

OPTIONS ON SECURITIES AND SECURITIES INDICES

    The Fund may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. The Fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

    WRITING CALL AND PUT OPTIONS ON SECURITIES. A call option written by the Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by the Fund are covered, which means that the Fund will own the securities subject to the options as long as the options are outstanding, or the Fund will use the other methods described below. The Fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, the Fund may forgo the opportunity to profit from an increase in the market price of the underlying security.

    A put option written by the Fund would obligate the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by the Fund would be covered, which means that the Fund would have segregated assets with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, the Fund accepts the risk that it may be required to purchase the underlying security at a price in excess of its market value at the time of purchase.

    Call and put options written by the Fund will also be considered to be covered to the extent that the Fund's liabilities under such options are wholly or partially offset by its rights under call and put options purchased by the Fund. In addition, a written call option or put may be covered by entering into an offsetting forward contract and/or by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position.

    WRITING CALL AND PUT OPTIONS ON SECURITIES INDICES.  The Fund may also write
(sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

    The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. The Fund may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

    PURCHASING CALL AND PUT OPTIONS. The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

    The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund's holdings. Put options may also be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities that it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

    The Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

    RISKS OF TRADING OPTIONS. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

    The Fund may purchase and sell options that are traded on U.S. exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.

    Transactions by the Fund in options on securities and indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or the Investment Sub-Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

    The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's or the Investment Sub-Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

    In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

PORTFOLIO TURNOVER

    It is the policy of the Fund not to engage in trading for short-term profits although portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs which must be borne by the Fund and its shareholders.

                            INVESTMENT RESTRICTIONS


    The Fund operates under the following restrictions that constitute fundamental policies. These fundamental policies, as well as the investment objective of the Fund and the Fund's policy of investing at least 80% of its total assets in a portfolio of municipal securities and equity securities that are eligible to pay tax-advantaged income, except as otherwise noted, cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund voting together as a single class, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund's voting securities present at a meeting, if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy; or
(ii) more than 50% of the Fund's outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:


        1. Issue senior securities or borrow money, except the Fund may issue senior securities or borrow money to the extent permitted by applicable law.

        2. Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

        3. Invest in any security if, as a result, 25% or more of the value of the Fund's total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or securities of state and municipal governments or their political subdivisions, (b) when the Fund has taken a temporary defensive position, or (c) as otherwise permitted by applicable law.

        4. Purchase or sell real estate except that the Fund may: (a) acquire or lease office space for its own use, (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry, (c) invest in securities that are secured by real estate or interests therein, (d) purchase and sell mortgage-related securities, (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities and (f) as otherwise permitted by applicable law.

        5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

        6. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities in an amount up to one-third of the Fund's total asset value, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

        7. Invest in a manner inconsistent with its classification as a "diversified company" as provided by the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act or an exemption or other relief applicable to the Fund from provisions of the 1940 Act.

    For purposes of applying the limitation set forth in restriction (3) above, securities of the U.S. government, its agencies, or instrumentalities, and securities backed by the credit of a governmental entity are not considered to represent industries. However, obligations backed only by the assets and revenues of non-governmental issuers may for this purpose be deemed to be issued by such non-governmental issuers. Thus, the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its total assets in a broader economic sector of the market for municipal obligations, such as revenue obligations of hospitals and other health care facilities or electrical utility revenue obligations. In addition, for the purpose of applying the limitation set forth in restriction (3), a non-governmental issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

    Governmental issuers of municipal securities are not considered part of any "industry."

    All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Trustees without prior approval of the Fund's outstanding voting shares.

    The Fund has not adopted a fundamental policy prohibiting or limiting the Fund's use of short sales, purchases on margin and the writing of put and call options. The Fund is subject, however, to the limitations on its use of these investments under the 1940 Act and the rules and interpretive positions of the SEC under the 1940 Act. Certain other non-fundamental investment policies are included in the Prospectus under "Investment Objective and Principal Investment Strategies" and this SAI under "Investment Objective and Policies."

    Under one provision of the 1940 Act, the Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. Other provisions of the 1940 Act may allow the Fund to invest a greater percentage of its assets in other investment companies subject to certain conditions. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the

Fund's advisory fees and other expenses with respect to assets so invested. Holders of common shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein and in the prospectus. As described in the prospectus in the section entitled "Risks," the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

    In addition, to comply with U.S. federal income tax requirements for qualification as a "regulated investment company," the Fund's investments will be limited in a manner such that at the close of each quarter of each tax year,
(a) no more than 25% of the value of the Fund's total assets are invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses and (b) with regard to at least 50% of the Fund's total assets, the securities (other than U.S. government securities or securities of other regulated investment companies) of a single issuer do not represent more than 5% of the value of the Fund's total assets and do not represent more than 10% of the outstanding voting securities of such issuer. These tax-related limitations may be changed by the Trustees to the extent appropriate in light of changes to applicable tax requirements.

    The Fund intends to apply for ratings for the preferred shares from one or more nationally recognized statistical rating organizations. In order to obtain and maintain the required ratings, the Fund will be required to comply with investment quality, diversification and other guidelines established by such rating agency or agencies. Such guidelines will likely be more restrictive than the restrictions set forth above. The Fund does not anticipate that such guidelines would have a material adverse effect on the Fund's holders of common shares or its ability to achieve its investment objective. The Fund presently anticipates that any preferred shares that it intends to issue would be initially given the highest ratings by such rating agency or agencies, but no assurance can be given that such ratings will be obtained. No minimum rating is required for the issuance of preferred shares by the Fund.

    The Fund does not currently intend to acquire insurance coverage on municipal securities held in the Fund's portfolio ("Fund Insured Bonds"), if, after any such acquisition 10% or more of the Fund's total assets are represented by Fund Insured Bonds insured by the same insurance company or a related group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents more than 10% but less than 25% of the Fund's total assets, the Fund undertakes that it will amend its registration statement under the 1940 Act to include summary financial information and the credit ratings with respect to such insurance company or group of insurance companies. If Fund Insured Bonds insured by a single insurance company or related group of insurance companies represents 25% or more of the Fund's total assets, the Fund undertakes that it will amend its registration statement under the 1940 Act to include audited financial statements and an auditors' consent of such insurance company or group of insurance companies. The foregoing limitation and undertakings to not apply to insurance on any municipal securities at the time of the issuance of such municipal security or any secondary market insurance that was acquired by a prior holder of any municipal security in the Fund's portfolio.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS


    Overall responsibility for management and supervision of the Fund rests with its Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish the Fund with services, including agreements with the Investment Adviser, who has delegated responsibility for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio to the Investment Sub-Adviser. The day-to-day operations of the Fund are delegated to the Investment Adviser.


    The Trustees are divided into three classes. Trustees serve until their successors have been duly elected.

    Following is a list of the names, ages, addresses, present positions, length of time served with the Fund, principal occupations during the past five years and other directorships held by the Trustee.

                                                                                             NUMBER OF
INDEPENDENT TRUSTEES:                                                                        FUNDS IN
                                               TERM OF                                         FUND
                                             OFFICE AND                                     COMPLEX(2)
NAME (AND AGE), AND          POSITION HELD    LENGTH OF        PRINCIPAL OCCUPATION         OVERSEEN BY
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED      DURING PAST FIVE YEARS          TRUSTEE
-------------------          -------------   -----------   -----------------------------   -------------
Robert M. Hamje (61)         Trustee         Trustee       Presently retired. Advisor to         1
105 Greentree Road                           since 2004    the Cleveland Foundation
Chagrin Falls, OH 44022                                    Investment Committee.
                                                           Formerly, President and Chief
                                                           Investment Officer of TRW
                                                           Investment Management Company
                                                           from 1990-2003.

L. Kent Moore (47)           Trustee         Trustee       Formerly, Portfolio Manager           1
5460 South Quebec Street                     since 2004    and Vice President of Janus
Suite 230                                                  Capital Corp. (2000-2002) and
Greenwood Village, CO                                      Senior Analyst/Portfolio
80111                                                      Manager of Marisco Capital
                                                           Management (1997-1999).

Ronald A. Nyberg (50)        Trustee         Trustee       Founding partner of Nyberg &          3
200 East 5th Avenue                          since 2004    Gustafson, a law firm
Suite 116                                                  specializing in Corporate
Naperville, IL 60563                                       Law, Estate Planning and
                                                           Business Transactions from
                                                           2000-present. Formerly,
                                                           Executive Vice President,
                                                           General Counsel and Corporate
                                                           Secretary of Van Kampen
                                                           Investments (1982-1999).

Ronald E. Toupin Jr. (44)    Trustee         Trustee       Formerly, Vice President,             3
117 Ashland Avenue                           since 2004    Manager and Portfolio Manager
River Forest, IL 60305                                     of Nuveen Asset Management
                                                           (1998-1999), Vice President
                                                           of Nuveen Investment Advisory
                                                           Corporation (1992-1999), Vice
                                                           President and Manager of
                                                           Nuveen Unit Investment Trusts
                                                           (1991-1999) and Assistant
                                                           Vice President and Portfolio
                                                           Manager of Nuveen Unit
                                                           Investment Trusts
                                                           (1998-1999), each of John
                                                           Nuveen & Company, Inc.
                                                           (1982-1999).


INDEPENDENT TRUSTEES:

NAME (AND AGE), AND          OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)                    TRUSTEE
-------------------         -----------------------------
Robert M. Hamje (61)
105 Greentree Road
Chagrin Falls, OH 44022
L. Kent Moore (47)
5460 South Quebec Street
Suite 230
Greenwood Village, CO
80111
Ronald A. Nyberg (50)       Director, Juvenile Diabetes
200 East 5th Avenue         Research Foundation, Chicago
Suite 116                   Chapter and Edward Hospital
Naperville, IL 60563        Foundation, Naperville, IL.
                            Trustee, North Park
                            University, Chicago, Advent
                            Claymore Convertible
                            Securities and Income Fund,
                            MBIA Capital/ Claymore
                            Managed Duration Investment
                            Grade Municipal Income Fund,
                            Western Asset/ Claymore U.S.
                            Treasury Inflation Protected
                            Securities Fund,
                            Dreman/Claymore Dividend &
                            Income Fund and Western
                            Asset/Claymore U.S. Treasury
                            Inflation Protected
                            Securities Fund 2.
Ronald E. Toupin Jr. (44)   Trustee, Advent Claymore
117 Ashland Avenue          Convertible Securities and
River Forest, IL 60305      Income Fund, MBIA Capital/
                            Claymore Managed Duration
                            Investment Grade Municipal
                            Fund, Western Asset/Claymore
                            U.S. Treasury Inflation
                            Protected Securities Fund,
                            Dreman/ Claymore Dividend &
                            Income Fund and Western
                            Asset/ Claymore U.S. Treasury
                            Inflation Protected
                            Securities Fund 2.

                                                                                             NUMBER OF
INTERESTED TRUSTEES:                                                                         FUNDS IN
                                               TERM OF                                         FUND
                                             OFFICE AND                                     COMPLEX(2)
NAME (AND AGE), AND          POSITION HELD    LENGTH OF        PRINCIPAL OCCUPATION         OVERSEEN BY
BUSINESS ADDRESS(1)          WITH THE FUND   TIME SERVED      DURING PAST FIVE YEARS          TRUSTEE
-------------------          -------------   -----------   -----------------------------   -------------
Nicholas Dalmaso (39)        Trustee and     Trustee       Senior Managing Director and          3
210 N. Hale Street           Chief Legal     since 2004    General Counsel of Claymore
Wheaton, IL 60187            and Executive                 Advisors, LLC and Claymore
                             Officer                       Securities, Inc. from
                                                           2001-present. Manager,
                                                           Claymore Fund Management
                                                           Company, LLC, Vice President
                                                           Boyar Value Fund. Formerly,
                                                           Assistant General Counsel,
                                                           John Nuveen and
                                                           Company, Inc. (1999-2001).
                                                           Former Vice President and
                                                           Associate General Counsel of
                                                           Van Kampen Investments, Inc.
                                                           (1992-1999).

Scott F. Powers (44)         Trustee         Trustee       Chief Executive Officer of            1
200 Clarendon Street                         since 2004    Old Mutual (U.S.) Holdings
T-53                                                       Inc. Chief Executive Officer
Boston, MA 02116                                           of Old Mutual Asset Managers
                                                           (U.S.) LLC. Prior to 2001,
                                                           Executive Vice President of
                                                           Sales and Marketing and
                                                           Product Development at Mellon
                                                           Institutional Asset
                                                           Management, Chief Operating
                                                           Officer and head of marketing
                                                           and client service for The
                                                           Boston Company Asset
                                                           Management (1989-1999),
                                                           Financial Advisor for Dean
                                                           Witter (1985-1989).


INTERESTED TRUSTEES:

NAME (AND AGE), AND          OTHER DIRECTORSHIPS HELD BY
BUSINESS ADDRESS(1)                    TRUSTEE
-------------------         -----------------------------
Nicholas Dalmaso (39)       Trustee, Advent Claymore
210 N. Hale Street          Equity Income Fund, Dreman/
Wheaton, IL 60187           Claymore Dividend & Income
                            Fund, MBIA Capital/Claymore
                            Managed Duration Investment
                            Grade Municipal Fund, Western
                            Asset/Claymore U.S. Treasury
                            Inflation Protection
                            Securities Fund, F&C Claymore
                            Preferred Securities & Income
                            Fund, Inc., Flaherty &
                            Crumrine/Claymore Total
                            Return Fund and Western
                            Asset/Claymore U.S. Treasury
                            Inflation Protected
                            Securities Fund 2.
Scott F. Powers (44)        Director, Acadian Asset
200 Clarendon Street        Management, Inc., Analytic
T-53                        Investors, Inc., Barrow
Boston, MA 02116            Hanley, Mewhinney &
                            Strauss, Inc., Clay
                            Finlay, Inc., Dwight Asset
                            Management Company,
                            eSecLending LLC, Integra
                            Capital Financial
                            Corporation, Integra Capital
                            Management Corporation,
                            Integra Capital Quebec
                            Corporation, Old Mutual Asset
                            Managers (US) LLC, Old Mutual
                            Asset Management Charitable
                            Foundation, Inc., Old Mutual
                            (US) Holdings Inc., Pilgrim
                            Baxter & Associates, Ltd.,
                            Provident Investment
                            Counsel, Inc., Rogge Global
                            Partners plc, Thompson,
                            Siegel & Walmsley, Inc.,
                            United Investments Co., Ltd.
                            and UAM (Japan) Inc.


(1) After a Trustee's initial term, each trustee is expected to serve a three year term concurrent with the class of trustees for which he serves.

    -- Messrs. and Dalmaso and Hamje, as Class I Trustees, are expected to stand for re-election at the Fund's 2005 annual meeting of shareholders.

    -- Messrs. Moore and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund's 2006 annual meeting of shareholders.

    -- Messrs. Toupin and Powers, as Class III Trustees, are expected to stand for re-election at the Fund's 2007 annual meeting of shareholders.

(2) As of the date of this SAI, there are three funds, including the Fund, in the "fund complex."

OFFICERS:
                                                                      PRINCIPAL OCCUPATION
NAME AND AGE                      POSITION                         DURING THE PAST FIVE YEARS
------------                 ------------------   ------------------------------------------------------------
Steven M. Hill (39)          Chief Financial      Vice President of Claymore Advisors, LLC and Claymore
                             Officer, Chief       Securities, Inc. Previously, Treasurer of Henderson Global
                             Accounting Officer   Funds and Operations Manager of Henderson Global Investors
                             and Treasurer        (NA) Inc. (2002-2003); Managing Director, FrontPoint
                                                  Partners LLC (2001-2002); Vice President, Nuveen Investments
                                                  (1999-2001); Chief Financial Officer, Skyline Asset
                                                  Management LP (1999); Vice President, Van Kampen Investments
                                                  and Assistant Treasurer, Van Kampen mutual funds
                                                  (1989-1999).

Vincent R. Giordano (56)     Vice President       Senior Managing Director of Claymore Advisors, LLC.
                                                  Previously, Senior Vice President and Portfolio Manager of
                                                  Merrill Lynch Asset Management, Inc. (1985-2001).

Heidemarie Gregoriev (32)    Secretary            Vice President and Assistant General Counsel,
                                                  Claymore Advisors, LLC and Claymore Securities, Inc. since
                                                  February 2004; Legal Counsel, Henderson Global Investors
                                                  (North America) Inc. and Assistant Secretary (2001-2004) and
                                                  Chief Legal Officer (2003-2004) of Henderson Global Funds;
                                                  Attorney, Gardner, Carton & Douglas, 1997-2001.

George Gregorio (55)         Vice President       Managing Director of Claymore Advisors, LLC. Previously,
                                                  Sell Side Analyst for JB Hanauer & Co.

Anne S. Kochevar (40)        Vice President       Vice President, Compliance of Claymore Advisors, LLC and
                                                  Claymore Securities, Inc. Previously, Advertising Principal,
                                                  Allstate Financial Services, LLC, Compliance Coordinator for
                                                  Nuveen Investments and Vice President and Director of
                                                  Compliance for Van Kampen Investments.

Roberto W. Roffo (38)        Vice President       Managing Director of Claymore Advisors, LLC. Previously,
                                                  Director and Vice President of Merrill Lynch Investment
                                                  Managers.


    The Trustees serving on the Fund's Nominating Committee are Messrs. Hamje, Moore, Nyberg and Toupin. The Nominating Committee is responsible for recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee would consider recommendations by shareholders if a vacancy were to exist. Such recommendations should be forwarded to the Secretary of the Fund. The Fund does not have a standing compensation committee.

    Messrs. Hamje, Moore, Nyberg and Toupin, who are not "interested persons" of the Fund as defined in the 1940 Act, serve on the Fund's Audit Committee. The Audit Committee is generally responsible for reviewing and evaluating issues related to the accounting and financial reporting policies and internal controls of the Fund and, as appropriate, the internal controls of certain service providers, overseeing the quality and objectivity of the Fund's financial statements and the audit thereof and acting as a liaison between the Board of Trustees and the Fund's independent accountants.

    Messrs. Dalmaso and Powers serve on the Fund's Executive Committee.

REMUNERATION OF TRUSTEES AND OFFICERS

    The Fund pays each Trustee who is not affiliated with the Investment Adviser, the Investment Sub-Adviser or their respective affiliates a fee of $12,000 per year, plus $1,000 per Board meeting and $500 per committee meeting attended, together with each Trustee's actual out-of-pocket expenses relating to attendance at such meetings.


    Because the Fund is newly organized, it did not pay any compensation to its Trustees or Officers during the Fund's fiscal year ended December 31, 2003. The table below shows the estimated compensation that is contemplated to be paid to Trustees for the Fund's fiscal year ended December 31, 2004.


                                                                          PENSION OR
                                                                          RETIREMENT         TOTAL
                                                         AGGREGATE         BENEFITS      COMPENSATION
                                                         ESTIMATED        ACCRUED AS     FROM THE FUND
                                                       COMPENSATION      PART OF FUND   COMPLEX PAID TO
NAME (1)                                             FROM THE FUND (2)   EXPENSES (2)      TRUSTEES
--------                                             -----------------   ------------   ---------------
Robert Hamje.......................................       $18,000        None               $18,000
L. Kent Moore......................................       $18,000        None               $18,000
Ronald A. Nyberg...................................       $18,000        None               $41,500
Ronald E. Toupin, Jr...............................       $18,000        None               $41,500

------------------------

(1) Trustees not entitled to compensation are not included in the table.

(2) The Fund does not accrue or pay retirement or pension benefits to Trustees as of the date of this SAI.

TRUSTEE OWNERSHIP OF SECURITIES OF THE FUND AND OTHER FUNDS IN THE FUND COMPLEX

    The Fund is newly organized and has no operating history. Thus, the Trustees of the Fund do not own any securities of the Fund. The Trustees of the Fund do not own any securities of the other fund in the fund complex as of the date of this SAI.

INDEMNIFICATION OF OFFICERS AND TRUSTEES; LIMITATIONS ON LIABILITY

    The governing documents of the Fund provide that the Fund will indemnify its Trustees and officers and may indemnify its employees or agents against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund, to the fullest extent permitted by law. However, nothing in the governing documents of the Fund protects or indemnifies a Trustee, officer, employee or agent of the Fund against any liability to which such person would otherwise be subject in the event of such person's willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her position.

INVESTMENT ADVISORY AGREEMENT

    Claymore Advisors, LLC acts as the Fund's investment adviser pursuant to a investment advisory agreement with the Fund (the "Investment Advisory Agreement"). The Investment Adviser, subject to the supervision of the Board of Trustees, is responsible for managing, either directly or through others selected by the Investment Adviser, the investments of the Fund. The Investment Adviser also furnishes to the Board of Trustees periodic reports on the investment performance of the Fund.


    Under the terms of the Investment Advisory Agreement, subject to such policies as the Trustees may determine, the Investment Adviser, at its expense, furnishes continuously an investment program for the Fund and makes investment decisions on behalf of the Fund and places all orders for the purchase and sale of portfolio securities subject always to the Fund's investment objective, policies and restrictions: provided that, so long as the Investment Sub-Adviser serve as sub-adviser for the Fund, the Investment Adviser's obligation under the Investment Advisory Agreement with respect to the Fund includes, subject always to the control of the Board of Trustees, to oversee the Investment Sub-Adviser in its day-to-day portfolio management of the Equity and Income Securities Portfolio of the Fund and to make periodic determinations as to how the Fund's assets should be allocated for investment among the municipal Securities Portfolio and Equity and Income Securities Portfolio. The Investment Adviser is also responsible for other Fund-wide investment management decisions, including those involving the Fund's use of leverage and hedging strategies.



    As compensation for its services, the Fund pays the Investment Adviser a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily total assets (including the assets attributable to the proceeds from any Financial Leverage) minus liabilities (other than liabilities related to any Financial Leverage) (the "Managed Assets"). The liquidation preference of the Preferred Shares, if any, is not a liability. Under the terms of the investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between the Investment Adviser and the Investment Sub-Adviser, the Investment Adviser pays to the Investment Sub-Adviser monthly a fee at the annual rate of .42% of the Fund's average daily Managed Assets attributable to the Equity and Income Securities Portfolio. To the extent the Investment Adviser is obligated to pay one or more of the underwriters in this offering, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, amounts representing additional compensation as described under the caption "Underwriting" in the Prospectus, the Investment Sub-Adviser shall be responsible for reimbursing the Investment Adviser for 34% of such additional compensation (aside from sales commission payable by the Fund) where such additional payments have been agreed to by the Investment Adviser and the Investment Sub-Adviser. Pursuant to an agreement between the Investment Adviser and the Investment Sub-Adviser, in the event that the Investment Sub-Adviser is terminated for any reason, other than for fraud or gross negligence, the Investment Adviser (and not the Fund) will pay to the Investment Sub-Adviser a lump sum payment equal to the greater of (i) the amount paid to the Investment Sub-Adviser for the 12 months preceeding such termination or (ii) .189% of the Fund's Managed Assets as of the date of termination in either case subject to adjustment as agreed by the parties to such agreement.


    The Investment Advisory Agreement was approved by the sole shareholder of the Fund and was approved by the trustees of the Fund (including the trustees who are not "interested persons" of the Fund or the Investment Adviser) prior to the date of this SAI. Pursuant to its terms, the Investment Advisory Agreement continues until two years from the commencement of the Fund's investment operations and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

    The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Advisory Agreement, the Fund has agreed that the name "Claymore" is the Investment Adviser's property, and that in the event the Investment Adviser ceases to act as the investment manager of the Fund, the Fund will change its name to one not including "Claymore."

INVESTMENT SUB-ADVISORY AGREEMENT

    The Investment Sub-Adviser acts as the Fund's sub-investment adviser for the Fund's assets allocated for investment in the Equity and Income Securities Portfolio pursuant to the Investment Sub-Advisory Agreement with the Investment Adviser. Under the terms of the Investment Sub-Advisory Agreement, subject always to the control of the Board of Trustees and the supervision of the Investment Adviser, the Investment Sub-Adviser's obligation is to furnish continuously an investment program for the Equity and Income Securities Portfolio of the Fund, to make investment decisions with respect to the Equity and Income Securities Portfolio on behalf of the Fund and to place all orders for the purchase and sale of portfolio securities and all other investments in the Equity and Income Securities Portfolio for the Fund.


    The Investment Sub-Adviser manages the Fund's assets specifically allocated to the Equity and Income Securities Portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for that Portfolio and places orders to purchase and sell securities on behalf of the Equity and Income Securities Portfolio, all subject to the supervision and direction of the Fund's Board of Trustees and the Investment Adviser.


    The Investment Sub-Advisory Agreement was approved by the sole shareholder of the Fund and was approved by the Trustees of the Fund (including the Trustees who are not "interested persons" of the Fund, the Investment Adviser or the Investment Sub-Adviser) prior to the date of this SAI. Pursuant to its terms, the Investment Sub-Advisory Agreement continues until two years from the commencement of the Fund's investment operations and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Investment Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Investment Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either party thereto or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares.

    The Investment Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Investment Sub-Adviser is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund. As part of the Investment Sub-Advisory Agreement, the Fund has agreed that the name "TS&W" is the Investment Sub-Adviser's property, and that in the event the Investment Sub-Adviser ceases to act as the sub-adviser of the Equity and Income Securities Portfolio of the Fund, the Fund will change its name to one not including "TS&W."

APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

    In approving the Investment Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Adviser. The Board of Trustees, including the non-interested trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. Vincent Giordano, portfolio manager for the Investment Adviser, informed the Board of Trustees of his extensive 24 years of experience with municipal securities investing at Merrill Lynch Investment Management. Mr. Giordano explained the capabilities of his portfolio team, including Roberto Roffo, who, in his previous experience, managed over $4 billion of leveraged municipal bond funds, and Charles Noona and George Gregoria, who each have over 30 years of experience with municipal securities. Mr. Giordano discussed with the Board of Trustees the team's process of sector analysis and yield spread analysis in selecting securities for investment. In addition to considering this information, the Board of Trustees also considered the portfolio management team's weekly investment committee meetings where the team will discuss the current market situation and recommendations for investments. In addition, the Board of Trustees inquired about the portfolio management team's monitoring system and discussed with Mr. Giordano the benefits of the team's internal Bloomberg system, its Charles River system and its own monitoring system to monitor the Fund's municipal securities investments.

    In addition to discussing the abilities and processes of the portfolio management team, the Board of Trustees also reviewed the experience of the Investment Adviser as investment adviser to one other closed-end investment company, its affiliated entity's experience as a shareholder servicing agent to various closed-end investment companies and its relationships with specialists, including Merrill Lynch, Pierce, Fenner & Smith Incorporated. In this review, the Board of Trustees looked at the Investment Adviser's Form ADV, latest financial information and current organizational chart. As part of its analysis of the Investment Adviser, the Board of Trustees also considered the personnel of the Investment Adviser who will be responsible for compliance, investment advisory oversight and the performance monitoring of the portfolio management teams of the Investment Adviser and the Investment Sub-Adviser. Particularly in light of the previous experience of these personnel in performing similar tasks, the Board of Trustees concluded that the Investment Adviser's personnel and portfolio management team are well qualified to serve the Fund in the functions proposed.

    Prior to approving the proposed investment advisory fee, the Board of Trustees reviewed and discussed with the Investment Adviser materials prepared and distributed in advance by the Investment Adviser regarding the comparability of the proposed investment advisory fee with the fees of similar investment companies. For comparison, the Board of Trustees was presented with a fee from
(i) the only other closed-end investment company known by the Investment Adviser to have the same investment objective and policies as the Fund and (ii) three open-end investment companies with a similar investment objective and policies. The average investment advisory fee for this group, excluding one fund that the Investment Adviser believes to have an anomalistic investment advisory fee, is ..78%. Further, the Board of Trustees reviewed the investment advisory fees of several closed-end municipal funds and as well as closed-end equity and income funds that the Investment Adviser believes to be respectively representative. The Investment Adviser also presented an average of each of these investment advisory fees, which is as follows: (i) closed-end municipal funds: .56% and
(ii) closed-end equity and income funds: .90%. The Investment Adviser also presented to the Board of Trustees the average of the investment advisory fees of these closed-end municipal funds weighted in the same proportion that the Fund's assets will be invested in municipal securities (46%) added to the average of the closed-end equity and income funds weighted in the same proportion that the Fund's assets will be invested in equity and income securities (54%). This average is .752%.

    In addition, the Investment Adviser presented to the Board of Trustees the total expense ratios for the same representative sample of closed-end and open-end funds. Excluding 12b-1 fees for all open-end funds and also excluding the anomalistic fund discussed previously, the average total expense ratio for the representative sample is 1.16%, compared with the proposed estimated total expense ratio for the Fund of .90%. The Board of Trustees, after reviewing the totality of the information presented, including the investment advisory oversight role of the Investment Adviser, its compliance oversight, its day-to-day portfolio management of the Fund's municipal securities investments, and its monitoring of the Fund's entire portfolio, concluded that the proposed investment advisory fee of .70% is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

    The Trustees who are not interested persons of the Investment Adviser or the Investment Sub-Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Advisory Agreement, the non-interested Trustees discussed the proposed investment advisory fees, the proposed allocation of that fee among the Investment Adviser and the Investment Sub-Adviser, the services to be provided by the Investment Adviser, the personnel and experience of the Investment Adviser and the oversight role of the Investment Adviser. Based on this review, the non-interested Trustees also concluded that the proposed investment advisory fee is fair and reasonable for the Fund and that the Investment Advisory Agreement is in the best interests of the Fund and its shareholders.

APPROVAL OF INVESTMENT SUB-ADVISORY AGREEMENT


    In approving the Investment Sub-Advisory Agreement, the Fund's Board of Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by the Investment Sub-Adviser. The Board of Trustees, including the non-interested Trustees, met with representatives of the Investment Adviser and the Investment Sub-Adviser, who described the Fund's investment objective and policies and discussed the Fund's target portfolio, as described in the Prospectus. Paul Ferwerda, portfolio manager for the Investment Sub-Adviser, discussed with the Board of Trustees his experience, his education and his position as a chartered financial analyst. Mr. Ferwerda discussed TS&W operating as an investment adviser for 34 years, its current management of approximately $4.5 billion in assets and its specialization in domestic large and small capitalization equity investments and fixed income investments. Mr. Ferwerda also informed the Board of Trustees that senior investment personnel responsible for the Fund are under contract with the Investment Sub-Adviser. Further, Mr. Ferwerda discussed the philosophy of the Investment Sub-Adviser's team, which focuses on a value oriented style overall and is based on fundamental security analysis and a disciplined approach to stock selection.


    In evaluating the fees to be paid by the Investment Adviser to the Investment Sub-Adviser, the Board of Trustees discussed with the Investment Sub-Adviser the fees that it typically receives in similar circumstances, which the Investment Sub-Adviser said were comparable to the fees proposed to be received from the Investment Adviser for its services to the Fund.

    The Trustees who are not interested persons of the Investment Adviser or the Investment Sub-Adviser met separately with their independent counsel to discuss their fiduciary responsibilities in general and also with respect to the approval of investment advisory agreements. In their discussion and review of the Investment Sub-Advisory Agreement, the non-interested Trustees discussed the allocation of the proposed investment advisory fee between the Investment Adviser and the Investment Sub-Adviser, the services to be provided by the Investment Sub-Adviser and the personnel and experience of the Investment Sub-Adviser. The Board of Trustees, including the non-interested Trustees, after reviewing the totality of the information presented, including the day-to-day portfolio management of the Fund's equity and income securities investments and the experience and philosophy of the Investment Sub-Adviser's team, concluded that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders. Based on this review, the non-interested Trustees also concluded that the proposed investment sub-advisory fee is fair and reasonable for the Fund and that the Investment Sub-Advisory Agreement is in the best interests of the Fund and its shareholders.

                             PORTFOLIO TRANSACTIONS

    Subject to policies established by the Board of Trustees of the Fund, the Investment Adviser, with respect to the assets allocated to the Municipal Securities Portfolio, and the Investment Sub-Adviser, with respect to the assets allocated to the Equity and Income Securities Portfolio, are responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Fund. Transactions in equity securities are in most cases effected on U.S. stock exchanges and involve the payment of negotiated brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Fund. The Fund has no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Investment Adviser and Investment Sub-Adviser seek to obtain the best price and execution for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Investment Adviser and the Investment Sub-Adviser generally seek reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission available.

    Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Investment Adviser, the Investment Sub-Adviser or their affiliates may receive orders for transactions by the Fund. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Investment Adviser and the Investment Sub-Adviser under the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, respectively, and the expenses of the Investment Adviser and the Investment Sub-Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Investment Adviser and the Investment Sub-Adviser and their affiliates in providing services to clients other than the Fund, and not all such information is used by the Investment Adviser or the Investment Sub-Adviser in connection with the Fund. Conversely, such information provided to the Investment Adviser and the Investment Sub-Adviser and their affiliates by brokers and dealers through whom other clients of the Investment Adviser and the Investment Sub-Adviser and their affiliates effect securities transactions may be useful to the Investment Adviser or the Investment Sub-Adviser in providing services to the Fund.

    Although investment decisions for the Fund are made independently from those of the other accounts managed by the Investment Adviser and the Investment Sub-Adviser and their affiliates, investments of the kind made by the Fund may also be made by those other accounts. When the same securities are purchased for or sold by the Fund and any of such other accounts, it is the policy of the Investment Adviser and Investment Sub-Adviser and their affiliates to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Fund.

                               PORTFOLIO TURNOVER


    Portfolio turnover rate is calculated by dividing the lesser of an investment company's annual sales or purchases of portfolio securities by the monthly average value of securities in its portfolio during the year, excluding portfolio securities the maturities of which at the time of acquisition were one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expense than a lower rate, which expense must be borne by the Fund and indirectly by its shareholders. A higher rate of portfolio turnover may also result in taxable gains being passed to shareholders sooner than would otherwise be the case. The Fund anticipates that its annual portfolio turnover rate will be less than 75%.


                                    TAXATION

TAXATION OF THE FUND

    The following is a summary discussion of certain U.S. federal income tax consequences that may be relevant to a shareholder acquiring, holding and disposing of Common Shares of the Fund. This discussion addresses only U.S. federal income tax consequences to U.S. shareholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances. This discussion also does not address the tax consequences to shareholders who are subject to special rules, including, without limitation, banks and financial institutions, insurance companies, dealers in securities, foreign shareholders, tax-exempt or tax-deferred plans, accounts, or entities, or investors who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable tax laws of the United States as of the date of this

SAI, which tax laws may be changed or subject to new interpretations by the courts, Treasury or the IRS retroactively or prospectively. No attempt is made to present a detailed explanation of all U.S. federal income tax concerns affecting the Fund or its shareholders, and the discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including the applicable federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

    The Fund intends to elect to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it generally will not pay U.S. federal income tax on income of the Fund, including net capital gains distributed to shareholders. In order to qualify as a regulated investment company under Subchapter M of the Code, which qualification this discussion assumes, the Fund must, among other things, derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test") and satisfy certain quarterly asset diversification requirements. For purposes of the 90% income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (E.G., partnerships or trusts) will generally pass through to the Fund. Consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income.

    If the Fund qualifies as a regulated investment company and, for each taxable year, it distributes to its shareholders an amount equal to or exceeding the sum of (i) 90% of its "investment company taxable income" as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) and (ii) 90% of the excess of its gross tax-exempt interest, if any, over certain disallowed deductions, the Fund generally will not be subject to U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain. If for any taxable year, the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying as a regulated investment company.

    Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed taxable ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax, but as described below, there can be no assurance that the Fund's distributions will be sufficient to avoid entirely this tax.

TAXATION OF SHAREHOLDERS

    Commencing within approximately 90 days from the date of the filing of the Prospectus, the Fund intends to declare a dividend from all or a portion of its net investment income monthly. The Fund intends to distribute any net short- and long-term capital gains at least annually. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the Fund to avoid U.S. federal income or excise tax.

    The Fund intends to invest a significant portion of its assets in municipal securities so that it will be permitted to pay "exempt-interest dividends" as defined under applicable U.S. federal income tax law. The Code permits tax-exempt interest received by the Fund to flow through as tax-exempt "exempt-interest dividends" to the Fund's shareholders, provided that the Fund qualifies as a regulated investment company and at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year consists of tax-exempt obligations, I.E., obligations described in Section 103(a) of the Code. That part of the Fund's net investment income which is attributable to interest from tax-exempt obligations and which is distributed to shareholders will be designated by the Fund as an "exempt-interest dividend" under the Code. Exempt-interest dividends are excluded from a shareholder's gross income under the Code but are nevertheless required to be reported on the shareholder's U.S. federal income tax return. The percentage of income designated as tax-exempt is applied uniformly to all distributions made during each taxable year and may differ from the actual percentage of tax-exempt income earned by the Fund during any particular month. That portion of the Fund's dividends and distributions not designated as tax-exempt will be taxable as described below.

    A portion of the Fund's expenditures that would otherwise be deductible will not be allowed as deductions by reason of the Fund's investment in municipal securities (with such disallowed portion, in general, being the same percentage of the Fund's aggregate expenses as the percentage of the Fund's aggregate income that constitutes exempt interest income from municipal securities). A similar disallowance rule also applies to interest expense paid or incurred by the Fund, if any. Such disallowed deductions will reduce the amount that the Fund can designate as exempt-interest dividends by the disallowed amount.

    Exempt-interest dividends derived from interest on certain "private activity bonds" will be items of tax preference that are subject to U.S. federal alternative minimum tax for individuals or entities that are subject to such tax, and all exempt-interest dividends may result in or increase a corporate shareholder's liability for the U.S. federal alternative minimum tax. The Fund may not be an appropriate investment for persons who are "substantial users" of facilities financed by industrial revenue or private activity bonds or persons related to substantial users.

    Interest on indebtedness incurred (directly or indirectly) by a shareholder to purchase or carry shares of the Fund will not be deductible for U.S. federal income tax purposes to the extent it is deemed under the Code and applicable regulations to relate to exempt-interest dividends received from the Fund. Shareholders receiving social security or certain railroad retirement benefits may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.

    In accordance with its investment objective, the Fund invests its assets in a manner which will provide as large a portion of tax-exempt income as is consistent with its investment objective. In addition to investing in equity securities that pay tax-qualified dividends, the Fund may also invest a portion of its portfolio in debt and equity securities, the income on which is taxable at ordinary income tax rates, and may engage in transactions generating gain or income which is not tax-exempt, E.G., sell or lend portfolio securities, enter into repurchase agreements, dispose of rights to when-issued securities prior to issuance, acquire any debt obligation at a market discount, acquire certain stripped tax-exempt obligations or their coupons or enter into swaps, options and futures transactions. The Fund's distributions from such gain or income will not be "exempt-interest dividends", as described above, and accordingly will be taxable to shareholders.

    Unless a shareholder is ineligible to participate or elects otherwise, all distributions from the Fund will be automatically reinvested in additional full and fractional shares of the Fund. For U.S. federal income tax purposes, all dividends, other than exempt-interest dividends, generally are taxed as described below whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate, and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the shareholder has held shares of the Fund.

    Dividend income distributed to individual shareholders may qualify for such maximum 15% tax rate to the extent that such dividends are attributable to "qualified dividend income" as that term is defined in Section 1(h)(11) of the Code from the Fund's investments in common and preferred stock of U.S. companies and stock of certain foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the maximum 15% U.S. federal tax rate on long-term capital gains. Under current law, the maximum 15% U.S. federal tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Higher tax rates will be reimposed after 2008 unless further legislative action by Congress is taken. We cannot assure you, however, as to what percentage of the dividends paid on the Common Shares, if any, will consist of qualified dividend income or long-term capital gains, both of which are taxed at lower rates for individuals than ordinary income.

    In the case of securities lending transactions, payments in lieu of dividends are not tax-qualified dividends, and dividends received by the Fund from REITs are qualified dividends only in limited circumstances. Dividends distributed to shareholders attributable to income from such investments and from the Fund's investments in debt securities or any other investments that do not produce qualified dividend income will not qualify for the maximum 15% U.S. federal income tax rate on qualified dividend income, unless 95% or more the Fund's "gross income" (as specially computed) for a taxable year is comprised of qualified dividend income received by the Fund, in which case all dividends attributable to such gross income will be taxable to individual shareholders at a maximum 15% U.S. federal income tax rate if certain holding period and other requirements are met. Distributions by the Fund in excess of the Fund's current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to shareholders annually.

    A dividend paid by the Fund to a common shareholder will not be taxable as qualified dividend income to such shareholder if (1) the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121 day-period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. Although current law only provides a 120-day period for holding such stock, a proposed technical correction to the law would extend such period to 121-days. The Treasury Department and the Internal Revenue Service have announced that taxpayers may apply the extended period as if the legislation were already enacted in filing their federal income tax returns.

    Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things,
(i) disallow, suspend or otherwise limit the allowance of certain losses or deductions (which, as discussed above, will reduce the amount of exempt-interest dividends that the Fund may pay), (ii) convert tax-advantaged income into higher taxed short-term capital or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited),
(iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the timing as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions, if possible.

    Dividends received by the Fund from U.S. corporations in respect of any share of stock that has been held for a requisite holding period in an unleveraged position and that are distributed and designated by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. Any corporate shareholder should consult its tax adviser regarding the possibility that its tax basis in its shares may be reduced for U.S. federal income tax purposes by reason of "extraordinary dividends" received with respect to the shares and, to the extent such basis would be reduced below zero, current recognition of income may be required. In order to qualify for the deduction, corporate shareholders must meet a minimum holding period requirement with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction. The entire dividend, including the otherwise deductible amount, will be included in determining the excess, if any, of a corporation's adjusted current earnings over its alternative minimum taxable income, which may increase a corporation's alternative minimum tax liability.

    A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

    Distributions to shareholders in the form of additional Fund shares may be tax-exempt or taxable as described above. In the case of newly issued shares of the Fund (I.E., when there is a market premium), the amount of the distribution and the basis for federal income tax purposes of the shares to the shareholders will be equal to the fair market value of the shares on the distribution date. In the case of shares acquired through open market purchases (I.E., when there is a market discount), the amount of the distribution and the basis to shareholders will be equal to the cash they would have received had they elected to receive cash.

    If the Fund retains any net capital gain for a taxable year, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and (iii) to claim refunds to the extent the credit exceeds such liabilities.

    Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund as of a record date in October, November or December and paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the nondeductible 4% federal excise tax) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

    If the Fund acquires any equity interest (generally including not only stock but also, under Treasury regulations that may be promulgated in the future, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income ("passive foreign investment companies"), the Fund could be subject to U.S. federal income tax and additional interest charges on "excess distributions" received from such companies or on gain from the disposition of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. An election may generally be available that would ameliorate these adverse tax consequences, but any such election could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holdings in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

    If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund generally must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute, at least annually, all or substantially all of its investment company taxable income and net tax-exempt interest, including such accrued income, to shareholders to qualify as a regulated investment company under the Code and avoid U.S. federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to borrow the cash, to satisfy distribution requirements.

    The Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

    If the Fund utilizes leverage through borrowing or issuing preferred shares, a failure by the Fund to meet the asset coverage requirements imposed by the 1940 Act or by any rating organization that has rated such leverage, or additional restrictions that may be imposed by certain lenders on the payment of dividends or distributions potentially could limit or suspend the Fund's ability to make distributions on its common shares. Such a limitation or suspension or limitation could prevent the Fund from distributing at least 90% of its investment company taxable income and net tax-exempt interest as is required under the Code and therefore might jeopardize the Fund's qualification for taxation as a regulated investment company under the Code and/or might subject the Fund to the nondeductible 4% federal excise tax discussed above. Upon any failure to meet such asset coverage requirements, the Fund may, in its sole discretion, purchase or redeem shares of preferred stock in order to maintain or restore the requisite asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to satisfy the distribution requirement. There can be no assurance, however, that any such action would achieve these objectives. The Fund will endeavor to avoid restrictions on its ability to distribute dividends.

    For U.S. federal income tax purposes, the Fund is permitted to carry forward an unused net capital loss for any year to offset its capital gains, if any, for up to eight years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they would not result in U.S. federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.

    At the time of an investor's purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the trading value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

    Sales and other dispositions of Fund shares are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder's adjusted basis in the shares sold. Such gain or loss will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as long-term capital gain or loss if the shares sold were held for more than one year and otherwise generally will be treated as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or other disposition of shares with a tax holding period of six months or less will be disallowed to the extent of any exempt-interest dividends paid with respect to such shares, and any portion of such loss that exceeds the amount disallowed will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains with respect to such shares. Losses on sales or other dispositions of shares may be disallowed under "wash sale" rules in the event substantially identical shares of the Fund are purchased (including those made pursuant to reinvestment of dividends and/or capital gains distributions) within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

    In such a case, the disallowed portion of any loss generally would be included in the U.S. federal tax basis of the shares acquired in the other investments. If shares are sold after tax-exempt income is accrued but before it is paid as a dividend, the sales price generally will reflect the accrued income, which will increase the taxable gain (or reduce the loss) on the sale, even though the income would have been exempt from tax if distributed as a dividend prior to the sale.

    Under recently promulgated Treasury regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or a greater amount over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer's treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

    If the Fund enters into a credit default swap, the Fund may be required to report the swap as a "listed transaction" for tax shelter reporting purposes on the Fund's federal income tax return. If the IRS were to determine that the credit default swap is a tax shelter, the Fund could be subject to penalties under the Code.

    Options written or purchased and futures contracts entered into by the Fund on certain securities or indices may cause the Fund to recognize gains or losses from marking-to-market even though such options may not have lapsed, been closed out, or exercised, or such futures contracts may not have been performed or closed out. The tax rules applicable to these contracts may affect the characterization of some capital gains and losses realized by the Fund as long-term or short-term. Additionally, the Fund may be required to recognize gain if an option, futures contract, short sale or other transaction that is not subject to the mark-to-market rules is treated as a "constructive sale" of an "appreciated financial position" held by the Fund under Section 1259 of the Code. Any net mark-to-market gains and/or gains from constructive sales may also have to be distributed to satisfy the distribution requirements referred to above even though the Fund may receive no corresponding cash amounts, possibly requiring the disposition of portfolio securities or borrowing to obtain the necessary cash. Losses on certain options or futures contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options or futures contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. Certain tax elections may be available that would enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph. The tax rules applicable to options, futures and straddles may affect the amount, timing and character of the Fund's income and gains or losses and hence of its distributions to shareholders.

    The exclusion from gross income of exempt-interest dividends for U.S. federal income tax purposes does not necessarily result in exclusion under the tax laws of any state or local taxing authority, which vary with respect to the taxation of such income. Many states will exempt from tax that portion of an exempt-interest dividend which represents interest received by the Fund on that state's securities, subject in some cases to compliance with concentration and/or reporting requirements, which the Fund makes no commitment to seek to satisfy. However, the Fund will report annually to its shareholders the percentage of interest income received by the Fund during the preceding year on federally tax-exempt obligations indicating, on a state-by-state basis only, the source of such income. Each shareholder is advised to consult his own tax adviser regarding the exclusion from gross income, if any, of exempt-interest dividends under the state and local tax laws applicable to the shareholder.

    The federal income tax treatment of the Fund's investment in transactions involving swaps, caps, floors, and collars and structured securities is uncertain and may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or transactions differs from the tax treatment expected by the Fund, the timing or character of income recognized by the Fund could be affected, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

    The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the general result that shareholders would not be entitled to any deduction or credit for such taxes on their own tax returns.

BACKUP WITHHOLDINGS

    Federal law requires that the Fund withhold (as "backup withholding") 28% of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate IRS Forms W-9, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income. Backup withholding may be inapplicable for any year in which the Fund reasonably estimates that at least 95% of its dividends paid or treated as paid during such year are exempt-interest dividends.

    The description of certain U.S. federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, I.E., U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a non-resident alien

U.S. withholding tax at the rate of 30% or at a lower treaty rate on amounts treated as ordinary dividends from the Fund and, unless an effective IRS Form W-8BEN or other authorized withholding certificate is on file, to backup withholding at the rate of 28% on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

                              GENERAL INFORMATION

BOOK-ENTRY-ONLY ISSUANCE

    The Depository Trust Company ("DTC") will act as securities depository for the Common Shares offered pursuant to the Prospectus. The information in this section concerning DTC and DTC's book-entry system is based upon information obtained from DTC. The securities offered hereby initially will be issued only as fully-registered securities registered in the name of Cede & Co. (as nominee for DTC). One or more fully-registered global security certificates initially will be issued, representing in the aggregate the total number of securities, and deposited with DTC.

    DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC holds securities that its participants deposit with DTC. DTC also facilities the settlement among participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Access to the DTC system is also available to others such as securities brokers and dealers, banks and trust companies that clear through or maintain a custodial relationship with a direct participant, either directly or indirectly through other entities.

    Purchases of securities within the DTC system must be made by or through direct participants, which will receive a credit for the securities on DTC's records. The ownership interest of each actual purchaser of a security, a beneficial owner, is in turn to be recorded on the direct or indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which the beneficial owners purchased securities. Transfers of ownership interests in securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in securities, except as provided herein.

    DTC has no knowledge of the actual beneficial owners of the securities being offered pursuant to this Prospectus; DTC's records reflect only the identity of the direct participants to whose accounts such securities are credited, which may or may not be the beneficial owners. The participants will remain responsible for keeping account of their holdings on behalf of their customers.

    Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants, and by direct participants and indirect participants to beneficial owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

    Payments on the securities will be made to DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payments on such payment date. Payments by participants to beneficial owners will be governed by standing instructions and customary practices and will be the responsibility of such participant and not of DTC or the Fund, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of dividends to DTC is the responsibility of the Fund, disbursement of such payments to direct participants is the responsibility of DTC, and disbursement of such payments to the beneficial owners is the responsibility of direct and indirect participants. Furthermore each beneficial owner must rely on the procedures of DTC to exercise any rights under the securities.

    DTC may discontinue providing its services as securities depository with respect to the securities at any time by giving reasonable notice to the Fund. Under such circumstances, in the event that a successor securities depository is not obtained, certificates representing the securities will be printed and delivered.

INDEPENDENT ACCOUNTANTS

    Ernst & Young LLP serves as auditor of the Fund and will annually render an opinion on the financial statements of the Fund.


PROXY VOTING POLICIES



    The Fund and the Board of Trustees have delegated to the Investment Adviser responsibility for voting any proxies relating to portfolio securities. With respect to the Equity and Income Securities Portfolio, the Investment Adviser has delegated to the Investment Sub-Adviser responsibility for voting any proxies relating to portfolio securities held in the Equity and Income Portfolio in accordance with the Investment Sub-Adviser's proxy voting policies and procedures. With respect to the Municipal Securities Portfolio, the Investment Adviser believes that due to the nature of the portfolio securities held in the Municipal Securities Portfolio it is unlikely that there will be any proxies to vote. However, in the event that there are proxies to be voted relating to securities held in the Municipal Securities Portfolio will be voted by the Investment Adviser in accordance with the Investment Adviser's proxy voting policies and procedures.



    The proxy voting policies and procedures to be followed by the Investment Adviser with respect to the Municipal Securities Portfolio and the Investment Sub-Adviser with respect to the Equity and Income Securities Portfolio, including procedures to be used when a vote presents a conflict of interest, are attached hereto as Appendix B ("Proxy Voting Policies.")



CODES OF ETHICS



    Each of the Fund, the Investment Adviser and Investment Sub-Adviser has adopted a code of ethics. The codes of ethics each set forth restrictions on the trading activities of trustees/directors, officers and employees of the Fund, the Investment Adviser, the Investment Sub-Adviser and their affiliates, as applicable, with respect to securities that may be purchased or held by the Fund. The codes of ethics of the Fund, the Investment Adviser and the Investment Sub-Adviser are on file with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., that information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of the codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

STANDARD & POOR'S CORPORATION

    A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG-TERM DEBT

    An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default--capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA  Debt rated "AAA" has the highest rating assigned by S&P.
     Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

    Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI The rating "CI" is reserved for income bonds on which no interest is being paid.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies;
     certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal
     Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

------------

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

COMMERCIAL PAPER

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B Issues rated "B" are regarded as having only speculative capacity for timely payment.

C This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal
     Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

    A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

PREFERRED SECURITIES

AAA This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

MOODY'S INVESTORS SERVICE, INC.

    A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

LONG-TERM DEBT

    The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa   Bonds are judged to be of high quality by all standards.
     Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds considered medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba, B, Caa, Ca, and C

       Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

    Con. (--) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    (P) - When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

    Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

SHORT-TERM LOANS

MIG 1/VMIG 1  This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2  This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3  This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4  This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G. This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

    Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

--Leading market positions in well-established industries.

--High rates of return on Funds employed.

--Conservative capitalization structures with moderate reliance on debt and ample asset protection.

--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

--Well-established access to a range of financial markets and assured sources of alternate liquidity.

    Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issuers rated Not Prime do not fall within any of the Prime rating categories.

PREFERRED SECURITIES RATINGS

aaa Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa: Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods.
     Uncertainty of position characterizes preferred stocks in this class.

                                   APPENDIX B


                             CLAYMORE ADVISORS, LLC
                           CLAYMORE SECURITIES, INC.



                       PROXY VOTING POLICY AND PROCEDURES



I.  POLICY STATEMENT



    INTRODUCTION



    Claymore Advisors, LLC (the "Adviser") is adopting these proxy voting policies and procedures (the "Policies and Procedures") in order to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended and its associated recordkeeping requirements.



    The Policies and Procedures apply to those client accounts (i) that contain voting securities; and (ii) for which the Adviser has authority to vote client proxies. The Policies and Procedures will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. Other, similar rights such as consent rights shall be evaluated on a case by case basis.



    Pursuant to the Policies and Procedures and its fiduciary duties, the Adviser will vote client proxies as part of its authority to manage, acquire and dispose of account assets. When voting proxies for client accounts, the Adviser's primary objective is to make voting decisions solely in the best interests of clients and beneficiaries and participants of benefits plans for which we manage assets. In fulfilling its obligations to clients, the Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide the Adviser with a statement of proxy voting policy. In these situations, the Adviser seeks to comply with such policy to the extent it would not be inconsistent with applicable regulation or the fiduciary responsibility of the Adviser.



    DUTY TO VOTE PROXIES



    The Adviser acknowledges that it is part of its fiduciary duty to its clients to vote client proxies, except in cases in which the cost of doing so, in the opinion of the Adviser, would exceed the expected benefits to the client. This may be particularly true in the case of non-U.S. securities. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of logistical problems that may have a detrimental effect on the Adviser's ability to vote such proxies. The logistical problems include, but are not limited to:
(i) proxy statements and ballots being written in a language other than English,
(ii) untimely and/or inadequate notice of shareholder meetings,
(iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes, (iv) requirements to vote proxies in person,
(v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting, and (vi) requirements to provide local agents with power of attorney to facilitate the Adviser's voting instructions. Accordingly, the Adviser may conduct a cost-benefit analysis in determining whether to attempt to vote its clients' shares at a non-US company's meeting, whereby if it is determined that the cost associated with the attempt to exercise its vote outweighs the benefit the Adviser believes its clients will derive by voting on the company's proposal, the Adviser may decide not to attempt to vote at the meeting.



    MATERIAL CONFLICTS



    The Adviser will vote its clients' proxies in the best interests of its clients and not its own. In voting client proxies, the Adviser will avoid material conflicts of interests between the interests of the Adviser and its affiliates on the one hand and the interests of its clients on the other. The Adviser recognizes that it may have a material conflict of interest in voting a client proxy where (i) it manages assets, administers employee benefit plans, or provides brokerage, underwriting or insurance to companies whose management is soliciting proxies; (ii) it manages money for an employee group that is the proponent of a proxy proposal; (iii) has a personal relationship with participants in a proxy solicitation or a director or candidate for director; or (iv) it otherwise has a personal interest in the outcome in a particular matter before shareholders. Notwithstanding the above categories, the Adviser understands that the determination of whether a "material conflict" exists depends on all of the facts and circumstances of the particular situation. The Adviser acknowledges the existence of a relationship of the type discussed above, even in the absence of any active efforts to solicit the investment adviser with respect to a proxy vote, is sufficient for a material conflict to exist.



II.  GENERAL PROXY VOTING GUIDELINES



    It is the policy of the Adviser in voting proxies to consider and vote each proposal with the objective of maximizing long-term investment returns for its clients. To ensure consistency in voting proxies on behalf of its clients, the Adviser utilizes the proxy voting guidelines (the "Proxy Voting Guidelines") set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues



    A.  MANAGEMENT PROPOSALS:



    1. The following management sponsored proposals are often voted in support of management.



/ /        Selection or ratification of auditors

/ / Approval of financial statements, director and auditor reports

/ /        Election of Directors

/ / Limiting Directors' liability and broadening indemnification of Directors

/ / Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated
           Directors

/ / Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors

/ / Recommendations to set retirement ages or require specific levels of stock ownership by Directors

/ /        General updating/corrective amendments to the charter

/ /        Elimination of cumulative voting

/ /        Elimination of preemptive rights

/ / Provisions for confidential voting and independent tabulation of voting results

/ / Proposals related to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting"

/ / Capitalization changes which eliminate other classes of stock and voting rights

/ / Proposals to increase the authorization of existing classes of stock if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 10% of shares currently authorized and at least 10% of the new authorization will be outstanding

/ / Proposals to create a new class of preferred stock or for issuances of preferred stock up to 10% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders

/ / Proposals for share repurchase plans, unless it appears that a repurchase plan lacks a bona fide business purpose

/ / Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock, provided such proposals have a legitimate business purpose

/ / Proposals to effect stock splits unless such a split would be contrary to shareholders' best interests

/ / Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases

/ / Director fees unless the amounts are excessive relative to other companies in the country or industry

/ / Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees

/ / Establishment of Employee Stock Option Plans and other employee ownership plans

/ / Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

/ / Adoption of anti-greenmail provisions provided that the proposal (a) defines greenmail, (b) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders, and (c) contains no anti-takeover measures or other provisions restricting the rights of shareholders.



    2. The following proposals are often voted against, notwithstanding management support:



/ / Capitalization changes which add classes of stock which substantially dilute the voting interests of existing shareholders

/ / Proposals to increase the authorized number of shares of existing classes of stock which carry preemptive rights or super voting rights

/ /        Creation of blank check preferred stock

/ / Changes in capitalization by 5% or more where management does not offer an appropriate rationale or where it is contrary to the best interests of existing shareholders

/ / Compensation proposals that allow for discounted stock options which have not been offered to employees in general

/ / Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered

/ / Anti-takeover and related provision that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers

/ / Shareholders rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding

/ / Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions

/ /        Proposals to indemnify auditors



    3. The following types of proposals are often voted on a case-by-case basis:



/ / Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin- offs, sales of assets, reorganizations, restructurings and recapitalizations)

/ / Executive/Director stock option plans. Generally, the stock option plans should meet the following criteria:
           (i) whether the stock option plan is incentive based;
           (ii) for mature companies, should be no more than 5% of the issued capital at the time of approval; and (iii) for growth companies, should be no more than 10% of the issued capital at the time of approval

/ /        Proposals requiring shareholder ratification of poison pills



    B.  SHAREHOLDER PROPOSALS:



    1.  The following shareholder proposals are often supported:



/ / Requiring Auditors to attend the annual meeting of shareholders

/ / Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors



    2. The following shareholder proposals are often determined on a case-by-case basis:



/ /        Proposals which limit tenure of directors

/ /        Proposals to limit golden parachutes

/ / Proposals requiring directors to own large amounts of stock to be eligible for election

/ /        Restoring cumulative voting in the election of directors

/ / Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors

/ / Proposals which request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

/ / Proposals which limit retirement benefits or executive compensation

/ / Requiring shareholder approval for Bylaw or charter amendments

/ / Requiring shareholder approval for shareholder rights plan or poison pill

/ /        Requiring shareholder approval of golden parachutes

/ /        Confidential voting

/ /        Elimination of certain anti-takeover related provisions

/ /        Reduction or elimination of supermajority vote requirements

/ /        Prohibit payment of greenmail



    3.  The following shareholder proposals are often not supported:



/ / Requirements that the issuer prepare reports which are costly to provide or which would require duplicative efforts or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders

/ / Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and which have a significant financial or best interest impact to the shareholders

/ / Proposals which require inappropriate endorsements or corporate actions.



III.  ADMINISTRATION OF PROXY POLICIES AND PROCEDURES



    A.  PROXY REVIEW COMMITTEE



    The Adviser's Proxy Review Committee (the "Committee") is responsible for creating and implementing the Policies and Procedures and, in that regard, has adopted the general principles and guidelines set forth above in Sections I and
II. Among other things, the Committee is responsible for the following:



    1. The Committee, consisting of members designated by the Chief Executive Officer, shall establish and review these Policies and Procedures and determine how the Adviser will vote proxies on an ongoing basis.



    2. The Committee shall have the authority to amend and change the Policies and Procedures and designate voting positions consistent with the objective of maximizing long-term investment returns for the Adviser's clients.



    3. The Committee shall meet as needed to oversee and address all questions relating to the Adviser's Policies and Procedures, including:
       (1) general review of proposals being put forth at shareholder meetings of portfolio companies; (2) adopting changes in the Policies and Procedures; (3) determining whether voting on matters in the manner favored by the Adviser are "material" conflicts of interests within the meaning of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended; (4) determining how to vote matters for which specific direction has not been provided the Proxy Voting Guidelines (i.e. "case by case" matters) or are otherwise not covered by the Proxy Voting Guidelines (collectively, "Discretionary Proposals"); (5) determining whether to override the Proxy Voting Guidelines with respect to any proxy vote; and
       (6) designating a compliance officer (the "Compliance Officer") to implement the Operating Procedures set forth in Part B of this
       Section III.



    4. The Committee will periodically review the Proxy Voting Guidelines to determine if they are current and consistent with the Adviser's policy and will make appropriate changes as needed.



    B.  OPERATING PROCEDURES



    The following operating procedures are intended to ensure that the Adviser satisfies its proxy voting obligations:



    1. The Compliance Officer will review all new client accounts to determine whether (i) the account contains voting securities and (ii) the client has delegated proxy voting authorization to the

       Adviser in the investment advisory agreement or (iii) the client has otherwise provided specific voting instructions. Any questions regarding whether or not a security is a "voting" security or whether voting authority has been delegated by a client will be directed to the General Counsel of the Adviser.



    2. The Compliance Officer will receive proxy materials and ballots and reconcile these materials with holdings in client accounts at least once monthly.



    3. The Compliance Officer will compile and review the matters to be voted on, at least once monthly, and determine: (i) which matters are to be voted in accordance with the Proxy Voting Guidelines (a "Pre-Determined Matter"); and (ii) which matters are Discretionary Matters and
       (iii) which matters are to be voted pursuant to the instructions of clients (a "Directed Matter"). Any questions regarding whether a matter is a Pre-Determined Matter, a Discretionary Matter or a Directed Matter will be directed to the General Counsel of the Adviser.



    4. For all Discretionary Matters, the Compliance Officer shall screen the matter and make a preliminary determination regarding whether the matter presents a potential material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's client on the other.



        In order to determine whether a Discretionary Matter poses a potential material conflict of interest, the Compliance Officer shall compile and maintain a list of the following as applicable:



       (a) all issuers for which the Adviser or its affiliates manages assets;



       (b) all issuers for which the Adviser or its affiliates administers employee benefit plans;



       (c) all issuers for which the Adviser or its affiliates brokerage, underwriting or insurance;



       (d) any issuer for which the Adviser or its affiliates is soliciting the provision of services enumerated in (a), (b) and (c);



       (e) any other issuer with which the Adviser or its affiliates or its senior officers has a material business relationship; and



       (f) any employee group for which the Adviser manages money;



        This list, which the Compliance Officer shall update at least quarterly, shall be known as the "Master Conflicts List."



        The Compliance Officer shall screen the issuer, employee group or any other material related party ("Material Parties") involved in the Discretionary Matter against the Master Conflicts List and develop a list of potential conflicts ("Potential Conflicts List").



    5. For each Discretionary Matter, the Compliance Officer shall solicit written reports from portfolio managers, investment personnel, analysts and other employees of the adviser who may have an investment or other professional interest in the Discretionary Matter. The Compliance Officer shall compile these reports in an "Advisory Report."



    6.  The Compliance Officer shall present each meeting of the Committee with:
       (i) a list of all Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines; (ii) a list of all Discretionary Matters;
       (iii) a list of all Directed Matters to be voted in accordance with client instructions (iv) the Potential Conflicts List; and (v) any Advisory Reports.



    7. The Committee shall meet quarterly. The Committee shall review and approve the list of Pre-Determined Matters to be voted in accordance with the Proxy Voting Guidelines and the list of all Directed Matters to be voted in accordance with client instructions. For each Discretionary Matter presented, the Committee will determine: (i) the manner in which to vote on the proxy and, (ii) whether the manner in which the Committee has determined to vote the proxy would, under the facts and circumstances, create a material conflict of interest between the interests of the Adviser and its affiliates on the one hand and the Adviser's clients on the other. In making the finding required in (ii) above, the Committee shall consider the Potential Conflicts List and any other material relationship known to the Committee between the Adviser and its affiliates and the Material Parties.



        If the Proxy Review Committee determines that with respect to any Discretionary Matter that a material conflict of interest exists in voting the Discretionary Matter in the manner favored by the Committee, the Committee shall direct the Compliance Officer to obtain the informed written consent of the affected client (or clients) to the Committee's favored vote. If obtaining such consent from any client is impracticable or undesirable, the Adviser shall vote the client's proxy in accordance with the recommendation of an independent third-party service provider experienced in such matters to be retained by the Adviser on a case-by-case basis, as necessary.



    8. If any portfolio manager, investment person, or any other employee of the Adviser wishes to vote a proxy with respect to a Pre-Determined Matter in a manner other than that set forth in the Proxy Voting Guidelines (an "Override Matter"), such person shall contact the Compliance Officer. The Compliance Officer shall screen the Override Matter against the Master List and include the results on the Potential Conflicts List. The Compliance Officer shall also solicit an Advisory Report for presentation to the Committee. The Override Matter shall be presented at the next scheduled meeting of the Committee for a determination of: (i) whether the matter should be voted in a manner other than as specified in the Proxy Voting Guidelines; and (ii) whether the manner in which the Committee has determined to vote the proxy would constitute a material conflict of interest. If the Committee determines that a material conflict of interest exists with respect to voting the Override Matter in the manner it favors, the Committee shall direct the Compliance Officer to either: (i) vote the Override Matter in the manner originally prescribed by the Proxy Voting Guidelines; or (ii) obtain the informed written consent of the affected client (or clients) to the Committee's favored vote.



    9. Directed Matters will be voted in accordance with the instructions of the client.



    10. The Compliance Officer will ensure that all proxies are voted in accordance with these Procedures and Policies.



    11. The Compliance Officer may delegate any of his or her functions to a third party proxy voting or other service provider.



    12. All decisions of the Committee, including all determinations regarding whether or not a material conflict of interest existed with respect to a Discretionary or Override Matter and the basis for such determination, shall be documented in writing and maintained by the Compliance Officer for a period of at least 6 years.



IV.  CLIENT DISCLOSURE POLICIES



    The Adviser will disclose the Policies and Procedures to its clients. The Adviser's disclosure will consist of a "concise summary" of its proxy voting policies and procedures. This disclosure will also tell clients how to get a complete copy of the Adviser's policies and procedures. The Adviser's proxy voting disclosure will be provided to new clients in the Adviser's "brochure" or
Part II to its Form ADV which will be delivered with a letter identifying the presence of the disclosure. The Compliance Officer will provide any client, upon written request, with a tabulation of how such client's proxies were voted by the Adviser.

V.  RECORDKEEPING REQUIREMENTS



    Rule 204-2 under the Advisers Act, as amended, requires that the Adviser retain (i) its proxy voting policies and procedures; (ii) proxy statements received regarding client securities; (iii) records of votes it cast on behalf of clients; (iv) records of client requests for proxy voting information, and
(v) any documents prepared by the investment adviser that were material to making a decision how to vote, or that memorialized the basis for the decision. The Adviser will keep all WRITTEN requests from clients and any WRITTEN response from the Adviser (to either a written or an oral request). The Adviser may rely on proxy statements filed on the SEC's EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that the Adviser has obtained an undertaking from the third party to provide a copy of the documents promptly upon request.



VI.  POLICY APPLICATION



    Currently, the Adviser does not have voting authority with respect to any client accounts that hold securities with proxy voting rights, until the Adviser acquires authority with respect to any such securities, the Operating Procedures in Section III.B. of this policy are not required to be implemented.

                                   [GRAPHIC]

                              PROXY VOTING POLICY

Thompson, Siegel & Walmsley, Inc. (TS&W) acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of our clients. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our "clients"). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. Our general policy regarding the voting of proxies is as follows:

PROXY VOTING GUIDELINES:

    - Routine and/or non-controversial, general corporate governance issues are normally voted with management; these would include such items as:
      Election of Directors and Approval of Independent Auditors.

    - Occasionally, TS&W may vote against management's proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders' present or future value. From time to time TS&W will receive and act upon the client's specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W will examine each issue solely from an economic perspective.

    - Occasions may arise during the voting process in which the best interest of the clients conflicts with TS&W's interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will disclose the conflict to its client(s) and vote the proxy as directed by the client(s).

PROXY VOTING PROCESS:

For most stocks we use Proxy Edge, an electronic proxy voting system. Through Proxy Edge we receive electronic ballots for a majority of the accounts we vote. With this system we are able to keep records of which accounts are voted, how accounts are voted, and how many shares are voted. For proxies not received through Proxy Edge, the same procedures and processes are followed. Records are kept electronically and ballots are voted manually and sent by means of the U.S. postal service.

Upon timely receipt of proxy materials from the client's Custodian or through Proxy Edge:

    - The Proxy Coordinator will receive the initial proxy information and will monitor the voting process throughout.

    - A Research Associate will review all proposals, vote routine issues and will consult with TS&W's Investment Policy Committee or products managers on non-routine issues.

    - The Research Associate will notify the Proxy Coordinator how the proxy is to be voted. The Proxy Coordinator is also responsible for ensuring that the proxies are transmitted for voting in a timely fashion and maintaining a record of the vote, which will be made available to clients upon request.

    - All proxies will be voted solely in the interest of clients.

    - TSW reserves the right not to vote proxies if the cost of voting exceeds the expected benefit to the client.

    - All tender offers are reviewed and treated in a similar manner.

PROXY VOTING RECORDS & REPORTS

    - The proxy information kept by the Proxy Coordinator will include the following: (i) name of the issuer, (ii) the exchange ticker symbol,
      (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how TS&W voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

    - Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling toll free (800) 697-1056.

     5000 MONUMENT AVENUE, P.O. BOX 6883 - RICHMOND, VIRGINIA 23230-0883 -
                      (804) 353-4500 - FAX (804) 353-0925
                                 WWW.TSW-IC.COM
              REGISTERED UNDER THE INVESTMENT ADVISERS ACT OF 1940

                         REPORT OF INDEPENDENT AUDITORS



The Board of Trustees and Shareholders
TS&W/Claymore Tax-Advantaged Balanced Fund



    We have audited the accompanying statement of assets and liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") as of April 13, 2004, and the related statement of operations for the period from February 12, 2004 (date of organization) through April 13, 2004. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.



    We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.



    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TS&W/Claymore Tax-Advantaged Balanced Fund at April 13, 2004, and the results of its operations for the period then ended, in conformity with accounting principles generally accepted in the United States.



/s/ Ernst & Young LLP
------------------------
Chicago, Illinois
April 16, 2004

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND



                      STATEMENT OF ASSETS AND LIABILIITIES



                                 APRIL 13, 2004



ASSETS:
  Cash......................................................  $  100,275
  Receivable from Advisor for Organization Costs............      25,000
  Deferred Offering Costs...................................   1,000,000
                                                              ----------
    Total Assets............................................   1,125,275
                                                              ----------

LIABILITIES:
  Accrued Organization and Offering Costs...................   1,025,000
                                                              ----------
    Total Liabilities.......................................   1,025,000
                                                              ----------
    NET ASSETS..............................................  $  100,275
                                                              ==========

COMPOSITION OF NET ASSETS:
  Capital shares, at par value of $0.01 per share...........  $       70
  Paid in Surplus...........................................     100,205
                                                              ----------
    NET ASSETS..............................................  $  100,275
                                                              ==========

COMMON SHARES:
  Net asset value per share ($100,275 / 7,000 shares of
    beneficial interest issued and outstanding).............  $   14.325
                                                              ==========
Public offering price per share.............................  $    15.00
                                                              ==========


                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND



                            STATEMENT OF OPERATIONS



  PERIOD FROM FEBRUARY 12, 2004 (DATE OF ORGANIZATION) THROUGH APRIL 13, 2004



Investment Income...........................................  $      0
                                                              --------

Expenses:
  Organization costs........................................    25,000
                                                              --------
    Total Expenses..........................................    25,000
  Expense Reimbursement.....................................   (25,000)
                                                              --------
    Net Expenses............................................         0
                                                              --------
Net Investment Income.......................................  $      0
                                                              ========


                       SEE NOTES TO FINANCIAL STATEMENTS

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                         NOTES TO FINANCIAL STATEMENTS

                                 APRIL 13, 2004

NOTE 1 -- ORGANIZATION:

    TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended. The Fund has not had any operations to date other than the sale of 7,000 common shares of beneficial interest for the amount of $100,275.

    The Fund currently offers common shares as its only class of shares. The Fund may elect to issue Preferred Shares as part of its leverage strategy. Preferred Shares will have seniority over the common shares.

    Under normal market conditions, the Fund will invest at least 50% but less than 60% of its managed assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the "Municipal Securities Portfolio") and at least 40% but less than 50% of its managed assets in common stocks, preferred securities and other income securities (the "Equity and Income Securities Portfolio"). Managed assets represent the Fund's total assets, including any assets attributable to the proceeds from any financial leverage, minus liabilities, other than liabilities related to any financial leverage. The liquidation preference of issued preferred shares, if any, is not considered a liability for this purpose.


    Offering expenses are estimated to be $1,000,000 which will be borne by the Fund. Claymore Advisors, LLC (the "Advisor"), the Fund's investment advisor, has agreed to pay offering expenses (other than sales load, but including the reimbursement of expenses to the underwriters) in excess of $.03 per common share. Direct costs relating to the public offering of the Fund's shares will be charged to capital at the time of issuance of shares. The Advisor has also agreed to reimburse the Fund's organizational expenses, which are estimated to be $25,000.


NOTE 2 -- ACCOUNTING POLICIES:

    The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:

    Pursuant to an Investment Advisory Agreement (the "Agreement") between the Advisor and the Fund, the Advisor is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. In addition to serving as investment adviser of the Fund, the Advisor will provide day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio. The Advisor will receive a fee, payable monthly, at an annual rate equal to .70% of the Fund's average daily managed assets.

                   TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

                                 APRIL 13, 2004

NOTE 3 -- INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS: (CONTINUED)
    The Advisor has entered into an Investment Sub-Advisory agreement with Thompson, Siegel & Walmsley, Inc., the "Sub-Advisor", to act as the investment sub-adviser responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. Under the terms of the investment sub-advisory agreement between the Advisor and the Sub-Advisor, the Advisor pays monthly to the Sub-Advisor a fee at the annual rate of .42% of the Fund's average daily Managed Assets attributable to the Equity and Income Securities Portfolio.

    The Bank of New York ("BNY") acts as the Fund's custodian, administrator and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As administrator, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

NOTE 4 -- FEDERAL INCOME TAXES:

    The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.